UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549

                                   FORM 8-K

                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                         Date of Report: July 26, 2005


                        RECKSON ASSOCIATES REALTY CORP.
                                      and
                      RECKSON OPERATING PARTNERSHIP, L.P.
          (Exact name of each Registrant as specified in its Charter)



          Reckson Associates Realty Corp. - Maryland                           Reckson Associates Realty Corp. -
        Reckson Operating Partnership, L.P. - Delaware                                    11-3233650
(State or other jurisdiction of incorporation or organization)               Reckson Operating Partnership, L.P. -
                                                                                          11-3233647
                                                                                   (IRS Employer ID Number)
                   225 Broadhollow Road                                                      11747
                    Melville, New York                                                    (Zip Code)
         (Address of principal executive offices)


                                    1-13762
                           (Commission File Number)

                                (631) 694-6900
             (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (see General Instruction A.2. below):

/ / Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
/ /  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)
/ / Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
/ / Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

          Australian Offering and Formation of Joint Venture. Reckson Associates Realty Corp. has announced the commencement of marketing of an offering in Australia of A$271 million (approximately US$203 million) of units in Reckson New York Property Trust ("Reckson LPT"), a newly-formed listed property trust to be traded on the Australia Securities Exchange (ASX). It is contemplated that Reckson LPT will contribute the net proceeds of the offering in exchange for a 75% indirect interest in a newly-formed joint venture in the United States. Reckson will transfer 25 of its properties with a value of approximately $563 million and containing an aggregate of 3.4 million square feet to the joint venture in exchange for a 25% interest and approximately US$502 million in cash (inclusive of proceeds from mortgage debt). Reckson will arrange for approximately US$319 million of debt, including approximately US$247 million of fixed rate debt and approximately US$72 million of floating rate debt, that will encumber the properties transferred to the joint venture. Reckson will also grant the joint venture options to acquire 10 additional properties containing an aggregate of approximately 1.2 million square feet over a two year period at a price based upon the fair market value at the time of transfer to the joint venture.

          Pursuant to the terms of the offering of the units of Reckson LPT, investors will pay 65% of the price of the units in a closing scheduled to occur in late September 2005 and the remaining 35% in October 2006. Reckson will transfer the 25 properties to the joint venture in three tranches, with properties having a value of approximately US$367 million being transferred in late September 2005, approximately US$72 million being transferred in January 2006 (such transfer to be funded entirely from the proceeds of mortgage debt) and approximately US$124 million being transferred in October 2006.

          Reckson also announced the formation of Reckson Australia Management Limited ("RAML"), a wholly-owned subsidiary, that will manage Reckson LPT and serve as its "Responsible Entity." The Responsible Entity will be managed by a six member board that will include three independent directors from Australia. Affiliates of Reckson will provide asset management, property management, leasing, construction and other services to the joint venture.

          It is anticipated that a portion of the gain relating to the properties transferred to the joint venture will be deferred through an exchange qualifying under Section 1031 of the Internal Revenue Code in connection with Reckson's acquisition of EAB Plaza in Uniondale, New York. Reckson does not currently anticipate that it will make any special distribution to stockholders with regard to the gain.

          Transaction Fees. Under the terms of the offering, Reckson will be entitled to receive a structuring fee of 1% of Reckson LPT's indirect share of the joint venture's initial enterprise value (including each of the three tranches), and a capital structuring fee of 0.50% of Reckson LPT's indirect share of the initial debt of the joint venture.

          Ongoing Fees. It is contemplated that RAML and a wholly-owned, indirect U.S. subsidiary of Reckson will share an annual management fee for managing Reckson LPT equal to 0.45% of the gross value of Reckson LPT's indirect interest in the joint venture. Affiliates of Reckson will also receive property management fees of 3.5% of gross revenues at the properties


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held by the joint venture, a debt placement fee of 0.50% of any indebtedness of the joint venture (other than the initial indebtedness) less any fees payable to third parties, an acquisition fee of 1%, and a due diligence fee of 0.25%, of the purchase price of any properties acquired by the joint venture other than the initial 25 properties and the option properties, a disposition fee of 1% of the value of any property sold by the joint venture less any fees payable to third parties, construction management fees on properties owned by the joint venture equal to 10% of the cost of improvements performed by Reckson and 3.5% of the cost of improvements supervised by Reckson, and leasing fees payable at market rates.

          Although the marketing of the units of Reckson LPT has commenced, the underwriting agreement relating to the offering, contribution agreement relating to the contribution of the properties to the joint venture and other documents have not been executed. There can be no assurance that the offering will be completed and that the joint venture will be formed on the terms described above or at all. The offering is being made outside of the United States. Nothing contained herein shall be construed as an offering of the units of Reckson LPT.

          Properties to be contributed to the Joint Venture. The following is a list of the properties anticipated to be contributed by Reckson to the joint venture and the properties that will be subject to the option:

       Property                              Location
       --------                              --------

Tranche I
------------------------------------------------------------------------------
 1)   150 Motor Parkway                      Hauppage, NY
 2)   300 Motor Parkway                      Hauppage, NY
 3)   35 Pinelawn Road                       Melville, NY
 4)   88 Duryea Road                         Melville, NY
 5)   200 Broadhollow Road                   Melville, NY
 6)   55 Charles Lindbergh Blvd              Uniondale, NY
 7)   100 Executive Drive                    West Orange, NJ
 8)   200 Executive Drive                    West Orange, NJ
 9)   10 Rooney Circle                       West Orange, NJ
10)   492 River Road                         Nutley, NJ
11)   100 Grasslands Road                    Elmsford, NY
12)   80 Grasslands Road                     Elmsford, NY
13)   660 White Plains Road                  Tarrytown, NY
14)   505 White Plains Road                  Tarrytown, NY
15)   560 White Plains Road                  Tarrytown, NY
16)   555 White Plains Road                  Tarrytown, NY
17)   225 High Ridge Road                    Stamford, CT

Tranche II
------------------------------------------------------------------------------
18)   6800 Jericho Turnpike                  Syosset, NY
19)   6900 Jericho Turnpike                  Syosset, NY
20)   580 White Plains Road                  Tarrytown, NY


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       Property                              Location

Tranche III
------------------------------------------------------------------------------
21)   1660 Walt Whitman Road                 Melville, NY
22)   520 Broadhollow Road                   Melville, NY
23)   50 Marcus Drive                        Melville, NY
24)   300 Executive Drive                    West Orange, NJ
25)   710 Bridgeport Avenue                  Shelton, CT


Option Properties
------------------------------------------------------------------------------
 1)   225 Broadhollow Road (1)               Melville, NY
 2)   50 Charles Lindbergh Boulevard         Uniondale, NY
 3)   51 Charles Lindbergh Boulevard         Uniondale, NY
 4)   40 Cragwood Road                       South Plainfield, NJ
 5)   100 Campus Drive (2)                   Princeton, NJ
 6)   104 Campus Drive (2)                   Princeton, NJ
 7)   115 Campus Drive (2)                   Princeton, NJ
 8)   99 Cherry Hill Road                    Parsippany, NJ
 9)   119 Cherry Hill Road                   Parsippany, NJ
10)   520 White Plains Road                  Tarrytown, NY

---------------
(1) Option is subject to Reckson exercising its option to acquire the property.
(2) Option is on Reckson's 97% interest and subject to a potential additional performance-based promote payment due to the minority partner.


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


                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    RECKSON ASSOCIATES REALTY CORP.


                                    By:   /s/ Jason M. Barnett
                                       -----------------------------------
                                       Jason M. Barnett
                                       Executive Vice President
                                       and General Counsel


                                    RECKSON OPERATING PARTNERSHIP, L.P.

                                    By: Reckson Associates Realty Corp.,
                                        its General Partner


                                    By:   /s/ Jason M. Barnett
                                       -----------------------------------
                                       Jason M. Barnett
                                       Executive Vice President
                                       and General Counsel


Date: July 26, 2005


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